EXHIBIT 10.23

AMENDMENT

TO THE

AFFINIA GROUP HOLDINGS INC.

2005 STOCK INCENTIVE PLAN

(Effective December 2, 2010)

THIS AMENDMENT to the Affinia Group Holdings Inc. 2005 Stock Incentive Plan, as amended from time to time (the “Plan”), is hereby adopted and approved by the Board of Directors of Affinia Group Holdings Inc. (the “Company”) as of December 2, 2010.

R E C I T A L S

WHEREAS, the Company desires to amend the Plan in accordance under Section 15(a) of the Plan;

NOW, THEREFORE, the Plan is hereby amended effective as of December 2, 2010, as set forth below:

A M E N D M E N T

1.	Shares Subject to the Plan. The first sentence of Section 3 of the Plan is hereby deleted and the following sentence shall be inserted in amended to read in its entirety as follows:

“The total number of Shares which may be issued under the Plan is 350,000.”

2.	The Plan shall in all other respects remain in full force and effect.

IN WITNESS WHEREOF, the Company has executed this amendment as of the 2nd day of December, 2010.

AFFINIA GROUP HOLDINGS INC.

By	: /s/ Thomas H. Madden

Name:	Thomas H. Madden
Title:	Senior Vice President & Chief Financial Officer